As filed with the Securities and Exchange Commission on February 27, 2007
Registration No. 333-139793

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

MetroPCS Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	4812	20-0836269
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

8144 Walnut Hill Lane Suite 800 Dallas, Texas 75231-4388 (214) 265-2550	Roger D. Linquist Chief Executive Officer 8144 Walnut Hill Lane Suite 800 Dallas, Texas 75231-4388 (214) 265-2550
(Address, including zip code, and telephone number, including area code, of agent for service)	(Name, address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Copies to:

Andrew M. Baker, Esq. William D. Howell, Esq. Baker Botts L.L.P. 2001 Ross Avenue Dallas, Texas 75201 (214) 953-6500	Marc D. Jaffe, Esq. Rachel W. Sheridan, Esq. Latham & Watkins LLP 885 Third Avenue, Suite 1000 New York, New York 10022 (212) 906-1200

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

	Proposed Maximum
Title of Each Class	Aggregate	Amount of
of Securities To Be Registered	Offering Price(1),(2)	Registration Fee
Common Stock, par value $0.0001 per share	$1,125,000,000.00	$120,375.00

(1)	Includes shares of common stock subject to an over-allotment option granted to the underwriters, if any.

(2)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) of the Securities Act.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 2 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (File No. 333-139793) and no changes or additions are being made hereby to the preliminary prospectus which forms a part of the Registration Statement or to Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15, 16(b) and 17 of the Registration Statement have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  Exhibits and Financial Statement Schedules

(A) Exhibits:

Exhibit No.		Description

1	.1**	Form of Underwriting Agreement.
2	.1(a)***	Agreement and Plan of Merger, dated as of April 6, 2004, by and among MetroPCS Communications, Inc., MPCS Holdco Merger Sub, Inc. and MetroPCS, Inc.
2	.1(b)***	Agreement and Plan of Merger, dated as of November 3, 2006, by and among MetroPCS Wireless, Inc., MetroPCS IV, Inc., MetroPCS III, Inc., MetroPCS II, Inc. and MetroPCS, Inc.
3	.1*	Form of Third Amended and Restated Certificate of Incorporation of MetroPCS Communications, Inc. to be filed upon the closing of this offering.
3	.2*	Form of Third Amended and Restated Bylaws of MetroPCS Communications, Inc. to be effective upon the closing of this offering.
4	.1**	Form of Certificate of MetroPCS Communications, Inc. Common Stock.
5	.1**	Opinion of Baker Botts L.L.P.
10	.1(a)*	MetroPCS Communications, Inc. Amended and Restated 2004 Equity Incentive Compensation Plan.
10	.1(b)***	Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc.
10	.1(c)***	First Amendment to the Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc.
10	.1(d)***	Second Amendment to the Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc.
10	.2**	Form of Registration Rights Agreement to become effective upon the closing of this offering.
10	.3**	Employment Agreement, dated as of March 31, 2005, by and between MetroPCS Communications, Inc. and J. Braxton Carter.
10	.4*	Form of Officer and Director Indemnification Agreement.
10	.5(a)*†	General Purchase Agreement, effective as of June 6, 2005, by and between MetroPCS Wireless, Inc. and Lucent Technologies Inc.
10	.5(b)*†	Amendment No. 1 to the General Purchase Agreement, effective as of September 30, 2005, by and between MetroPCS Wireless, Inc. and Lucent Technologies Inc.
10	.5(c)*†	Amendment No. 2 to the General Purchase Agreement, effective as of November 10, 2005, by and between MetroPCS Wireless, Inc. and Lucent Technologies Inc.
10	.6*†	Amended and Restated Services Agreement, executed on December 15, 2005, effective as of November 24, 2004, by and between MetroPCS Wireless, Inc. and Royal Street Communications, LLC, including all amendments thereto.
10	.7*†	Second Amended and Restated Credit Agreement, executed on December 15, 2005, effective as of December 22, 2004, by and between MetroPCS Wireless, Inc. and Royal Street Communications, LLC, including all amendments thereto.
10	.8*	Amended and Restated Pledge Agreement, executed on December 15, 2005, effective as of December 22, 2004, by and between Royal Street Communications, LLC and MetroPCS Wireless, Inc., including all amendments thereto.
10	.9*	Amended and Restated Security Agreement, executed on December 15, 2005, effective as of December 22, 2004, by and between Royal Street Communications, LLC and MetroPCS Wireless, Inc., including all amendments thereto.
10	.10*†	Amended and Restated Limited Liability Company Agreement of Royal Street Communications, LLC, executed on December 15, 2005, effective as of November 24, 2004, by and between C9 Wireless, LLC, GWI PCS1, Inc., and MetroPCS Wireless, Inc., including all amendments thereto.

Exhibit No.		Description

10	.11*†	Master Equipment and Facilities Lease Agreement, executed as of May 17, 2006, by and between MetroPCS Wireless, Inc. and Royal Street Communications, LLC, including all amendments thereto.
10	.12*	Amended and Restated Credit Agreement, dated as of February 20, 2007, among MetroPCS Wireless, Inc., as borrower, the several lenders from time to time parties thereto, Bear Stearns Corporate Lending Inc., as administrative agent and syndication agent, Bear, Stearns & Co. Inc., as sole lead arranger and joint book runner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint book runner and Banc of America Securities LLC, as joint book runner.
10	.13***	Purchase Agreement, dated October 26, 2006, among MetroPCS Wireless, Inc., the Guarantors as defined therein and Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.
10	.14***	Registration Rights Agreement, dated as of November 3, 2006, by and among MetroPCS Wireless, Inc., the Guarantors as defined therein and Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.
10	.15***	Indenture, dated as of November 3, 2006, among MetroPCS Wireless, Inc., the Guarantors as defined therein and The Bank of New York Trust Company, N.A., as trustee.
10	.16***	Supplemental Indenture, dated as of February 6, 2007, among the Guaranteeing Subsidiaries as defined therein, the other Guarantors as defined in the Indenture referred to therein and The Bank of New York Trust Company, N.A., as trustee under the Indenture referred to therein.
16	.1***	Letter regarding change in certifying accountant.
21	.1***	Subsidiaries of Registrant.
23	.1***	Consent of PricewaterhouseCoopers LLP.
23	.2***	Consent of Deloitte & Touche LLP.
23	.3**	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
24	.1***	Power of Attorney, pursuant to which amendments to this Form S-1 may be filed, is included on the signature page contained in Part II of this Form S-1.

*	Filed herewith.

**	To be filed by amendment.

***	Previously filed.

†	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on February 27, 2007.

METROPCS COMMUNICATIONS, INC.

By:	/s/ ROGER D. LINQUIST
Roger D. Linquist
President and Chief Executive Officer and
Chairman of the Board

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby severally constitutes and appoints Roger D. Linquist his true and lawful attorney-in-fact and agent, each with the power of substitution and resubstitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-1 (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), and to file the same, with accompanying exhibits and other related documents, with the Securities and Exchange Commission, and ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue of said appointment.

Pursuant to the requirements of the Securities Exchange Act of 1934, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ ROGER D. LINQUIST Roger D. Linquist President and Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	* J. Braxton Carter Senior Vice President and Chief Financial Officer (Principal Financial Officer)

* Christine B. Kornegay Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	* Arthur C. Patterson Director

* Walker C. Simmons Director	* John Sculley Director

* James F. Wade Director	* W. Michael Barnes Director

* C. Kevin Landry Director	* James N. Perry, Jr. Director

* By:	/s/ ROGER D. LINQUIST
Roger D. Linquist
Attorney-in-Fact

Index to Exhibits

Exhibit No.		Description

1	.1**	Form of Underwriting Agreement.
2	.1(a)***	Agreement and Plan of Merger, dated as of April 6, 2004, by and among MetroPCS Communications, Inc., MPCS Holdco Merger Sub, Inc. and MetroPCS, Inc.
2	.1(b)***	Agreement and Plan of Merger, dated as of November 3, 2006, by and among MetroPCS Wireless, Inc., MetroPCS IV, Inc., MetroPCS III, Inc., MetroPCS II, Inc. and MetroPCS, Inc.
3	.1*	Form of Third Amended and Restated Certificate of Incorporation of MetroPCS Communications, Inc. to be filed upon the closing of this offering.
3	.2*	Form of Third Amended and Restated Bylaws of MetroPCS Communications, Inc. to be effective upon the closing of this offering.
4	.1**	Form of Certificate of MetroPCS Communications, Inc. Common Stock.
5	.1**	Opinion of Baker Botts L.L.P.
10	.1(a)*	MetroPCS Communications, Inc. Amended and Restated 2004 Equity Incentive Compensation Plan.
10	.1(b)***	Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc.
10	.1(c)***	First Amendment to the Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc.
10	.1(d)***	Second Amendment to the Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc.
10	.2**	Form of Registration Rights Agreement to become effective upon the closing of this offering.
10	.3**	Employment Agreement, dated as of March 31, 2005, by and between MetroPCS Communications, Inc. and J. Braxton Carter.
10	.4*	Form of Officer and Director Indemnification Agreement.
10	.5(a)*†	General Purchase Agreement, effective as of June 6, 2005, by and between MetroPCS Wireless, Inc. and Lucent Technologies Inc.
10	.5(b)*†	Amendment No. 1 to the General Purchase Agreement, effective as of September 30, 2005, by and between MetroPCS Wireless, Inc. and Lucent Technologies Inc.
10	.5(c)*†	Amendment No. 2 to the General Purchase Agreement, effective as of November 10, 2005, by and between MetroPCS Wireless, Inc. and Lucent Technologies Inc.
10	.6*†	Amended and Restated Services Agreement, executed on December 15, 2005, effective as of November 24, 2004, by and between MetroPCS Wireless, Inc. and Royal Street Communications, LLC, including all amendments thereto.
10	.7*†	Second Amended and Restated Credit Agreement, executed on December 15, 2005, effective as of December 22, 2004, by and between MetroPCS Wireless, Inc. and Royal Street Communications, LLC, including all amendments thereto.
10	.8*	Amended and Restated Pledge Agreement, executed on December 15, 2005, effective as of December 22, 2004, by and between Royal Street Communications, LLC and MetroPCS Wireless, Inc., including all amendments thereto.
10	.9*	Amended and Restated Security Agreement, executed on December 15, 2005, effective as of December 22, 2004, by and between Royal Street Communications, LLC and MetroPCS Wireless, Inc., including all amendments thereto.
10	.10*†	Amended and Restated Limited Liability Company Agreement of Royal Street Communications, LLC, executed on December 15, 2005, effective as of November 24, 2004, by and between C9 Wireless, LLC, GWI PCS1, Inc., and MetroPCS Wireless, Inc., including all amendments thereto.
10	.11*†	Master Equipment and Facilities Lease Agreement, executed as of May 17, 2006, by and between MetroPCS Wireless, Inc. and Royal Street Communications, LLC, including all amendments thereto.

Exhibit No.		Description

10	.12*	Amended and Restated Credit Agreement, dated as of February 20, 2007, among MetroPCS Wireless, Inc., as borrower, the several lenders from time to time parties thereto, Bear Stearns Corporate Lending Inc., as administrative agent and syndication agent, Bear, Stearns & Co. Inc., as sole lead arranger and joint book runner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint book runner and Banc of America Securities LLC, as joint book runner.
10	.13***	Purchase Agreement, dated October 26, 2006, among MetroPCS Wireless, Inc., the Guarantors as defined therein and Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.
10	.14***	Registration Rights Agreement, dated as of November 3, 2006, by and among MetroPCS Wireless, Inc., the Guarantors as defined therein and Bear Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.
10	.15***	Indenture, dated as of November 3, 2006, among MetroPCS Wireless, Inc., the Guarantors as defined therein and The Bank of New York Trust Company, N.A., as trustee.
10	.16***	Supplemental Indenture, dated as of February 6, 2007, among the Guaranteeing Subsidiaries as defined therein, the other Guarantors as defined in the Indenture referred to therein and The Bank of New York Trust Company, N.A., as trustee under the Indenture referred to therein.
16	.1***	Letter regarding change in certifying accountant.
21	.1***	Subsidiaries of Registrant.
23	.1***	Consent of PricewaterhouseCoopers LLP.
23	.2***	Consent of Deloitte & Touche LLP.
23	.3**	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
24	.1***	Power of Attorney, pursuant to which amendments to this Form S-1 may be filed, is included on the signature page contained in Part II of this Form S-1.

*	Filed herewith.

**	To be filed by amendment.

***	Previously filed.

†	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment.